                                                                    Exhibit 24.1

                                                           POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and

appoints,   as  of  the  date   hereof,   Bud   Holman,   his  true  and  lawful

attorney-in-fact with full power of substitution, resubstitution and revocation,

for the undersigned and in the  undersigned's  name, place and stead, in any and all  capacities,  including,  but not limited to, the  undersigned's  individual capacity  and the  undersigned's  capacity  as a  member  of  Ridgeback  Capital

Management LLC, a Delaware limited  liability  company  ("RCM"),  to execute all agreements,  certificates,  forms, instruments,  or other documents, and to take any action, necessary to file: (i) beneficial ownership reports on Schedules 13D and 13G and Forms 3, 4 and 5 (including  any amendments  thereto,  and including any  beneficial  ownership  reports  which may in the future be  required by the

Securities  and Exchange  Commission  to be filed  provided that the purpose and form of such reports is substantially similar to Schedules 13D or 13G or Form 3,

4 or 5) under  the  Securities  Exchange  Act of 1934  with the  Securities  and

Exchange  Commission or any stock exchange or similar  authority,  in connection with any equity  investments  in Sequenom  Inc.  and (ii) all  filings  under or pursuant  to  the  Hart-Scott-Rodino  Antitrust  Improvements  Act of  1976,  as

amended, and the regulations promulgated  thereunder,  including but not limited to the  filing  of  any  Notification  and  Report  Form  required  to be  filed thereunder  and any  affidavits  and notices or other  documents  required to be delivered in connection therewith, by the undersigned in his individual capacity and by RCM.

     In  connection   with  the  appointment  of  such   attorney-in-fact,   the

undersigned hereby grants unto said attorney-in-fact full power and authority to do and  perform  each and every  act and thing  which,  in the  opinion  of such attorney-in-fact,  may be requisite,  necessary, proper or of benefit to be done in and  about  the  premises,  as  fully  to all  intents  and  purposes  as the undersigned  might or could do in person,  thereby  ratifying and confirming all that said  attorney-in-fact (or  attorney-in-fact's  substitute or substitutes),

may lawfully do or cause to be done by virtue hereof,  it being  understood that the documents  executed by such  attorney-in-fact  on behalf of the  undersigned pursuant to this Power of Attorney  shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his own discretion.

The undersigned acknowledges that the foregoing attorney-in-fact,  in serving in such  capacity at the request of the  undersigned,  is not  assuming  any of the undersigned's or RCM's  responsibilities to comply with Section 13 or Section 16 of the Securities Exchange Act of 1934.

Dated as of: June 26, 2008                                    /s/ Wayne Holman

                                                              ------------------

                                                              Wayne Holman